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                                                                   EXHIBIT 10.11

            AMENDMENT NO. 3 AND CONSENT NO. 1 TO FINANCING AGREEMENT

     THIS AMENDMENT NO. 3 AND CONSENT NO. 1 TO FINANCING AGREEMENT dated as of February 15, 2002 (this "AMENDMENT") is by and among ALDERWOODS GROUP, INC., a Delaware corporation ("BORROWER"), CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), for itself as Lender, and as Agent for the Lenders, and the Credit Parties to the Financing Agreement listed on Annex A thereto ("CREDIT PARTIES")



                              W I T N E S S E T H :

     WHEREAS, Borrower, Credit Parties and CIT, as Agent and Lender, have entered into that certain Financing Agreement dated as of January 2, 2002 (as amended, restated or otherwise modified prior to date hereof, the "FINANCING AGREEMENT"; capitalized terms used herein shall have the meanings assigned to such terms in the Financing Agreement as amended hereby unless otherwise defined herein);

     WHEREAS, Borrower, Credit Parties and CIT, as Agent and Lender, desire to amend the Financing Agreement as set forth herein; and

     WHEREAS, Borrower requests Agent's consent under the Financing Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

     1. AMENDMENTS.

        (a) Section 7.1.8(k) is hereby amended by deleting "February 15, 2002" and inserting in the place thereof "March 4, 2002".

        (b) Section 7.1.9(b) is hereby amended by inserting after "December 31, 2002" the following:

            "or such other date at which the Borrower's fiscal year is deemed to end".

        (c) Section 7.1.11(b) is hereby amended by deleting "forty-six (46) days" and inserting in the place thereof "sixty-one (61) days".

        (d) Section 7.1.11(d) is hereby amended by deleting "forty-five (45) days" and inserting in the place thereof "seventy-five (75) days".

        (e) Section 7.1.11(e) is hereby amended by deleting "forty-five (45) days" and inserting in the place thereof "sixty-one (61) days".


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        (f) Section 7.1.11(f) is hereby amended by deleting the reference to "46 days" appearing in the third sentence thereof and inserting in the place thereof "61 days".

        (g) Section 7.1.11(g) is hereby amended by deleting "46 days" and inserting in the place thereof "61 days".

        2. CONSENT.

        Notwithstanding any provision of the Financing Agreement, subject to the conditions set forth in Section 3 below, Agent hereby consents to Borrower changing its fiscal year end from December 31 to the Saturday nearest to the last day of December in each calendar year (whether before or after such date).

        3. CONDITIONS TO EFFECTIVENESS.

        (a) This Amendment shall become effective upon the date CIT shall have received executed counterparts to this Amendment from Borrower and each Credit Party and CIT as Agent and sole Lender shall have executed this Amendment and delivered a fully executed copy of this Amendment to Borrower.

        (b) In addition, the consent set forth in Section 2 above shall only become effective upon the Borrower changing its fiscal year end from December 31 to the Saturday nearest to the last day of December each year (whether before or after such date).

        4. REPRESENTATIONS AND WARRANTIES. Borrower and Credit Parties hereby each and individually represent and warrant that:

        (a) the execution, delivery and performance by Borrower and Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and Credit Parties enforceable against Borrower and Credit Parties in accordance with its terms;

        (b) each of the representations and warranties made by Borrower and Credit Parties contained in the Financing Agreement and the Credit Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

        (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's or any Credit Parties' certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any loan agreement, lease, indenture, mortgage, deed of trust, note, security agreement or pledge agreement to which Borrower or any Credit Party is a signatory or by which Borrower or such Credit Party or any of Borrower's or such Credit Party's assets are bound; and

                                       2

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        (d) no Default or Event of Default has occurred and remains outstanding under the Financing Agreement as of the date hereof.

        5. MISCELLANEOUS.

        (a) Except as expressly amended herein, all of the terms and provisions of the Financing Agreement and the Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect.

        (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment and all references in the Financing Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Financing Agreement as amended by this Amendment.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or any Lender under the Financing Agreement or any of the Credit Documents, or constitute an amendment or waiver of any provision of the Financing Agreement or any of the Credit Documents nor shall it prejudice any rights, powers or remedies that Agent, on behalf of Lenders, or any Lender may now have or may have in the future under or in connection with the Financing Agreement or any other Credit Document.

        (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

        (e) Borrower and Credit Parties agree to reimburse Agent and Lenders for all reasonable fees, costs and expenses in connection with this Amendment, including the fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

        (f) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction.

        (g) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

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        6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

                                       4

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                     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the date set forth above.


                                                  THE CIT GROUP/BUSINESS
                                                  CREDIT, INC., AS THE AGENT AND
                                                  A LENDER


                                                  By: /s/ Anthony Alexander
                                                      --------------------------
                                                  Its: Vice President


                                                  ALDERWOODS GROUP, INC.



                                                  By: /s/ Azalea Angeles
                                                      --------------------------
                                                  Its: Assistant Secretary


                                                  CREDIT PARTIES:

                                                  Each of the Credit Parties
                                                  listed on ANNEX A attached
                                                  hereto



                                                  By: /s/ L. Langford
                                                      --------------------------
                                                  Its: /s/ Secretary
                                                      --------------------------
                                                       On behalf of and
                                                       intending to legally bind
                                                       each of the Credit
                                                       Parties listed on
                                                       ANNEX A hereto



  [Signature Page to Amendment No. 3 and Consent No. 1 to Financing Agreement]


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                                     ANNEX A

                                 CREDIT PARTIES


ALASKA

Alderwoods (Alaska), Inc.


ARIZONA

Alderwoods (Arizona), Inc.
Hatfield Funeral Home, Inc.
Phoenix Memorial Park Association

ARKANSAS

Alderwoods (Arkansas), Inc.

CALIFORNIA

Advance Funeral Insurance Services
Alderwoods Group (California), Inc.
Alderwoods (Texas), Inc.
Earthman LP, Inc.
Universal Memorial Centers V, Inc.
Universal Memorial Centers VI, Inc.
Whitehurst-Lakewood Memorial Park and Funeral Service

COLORADO

Alderwoods (Colorado), Inc.

CONNECTICUT

Alderwoods (Connecticut), Inc.

DELAWARE

Administration Services, Inc.
Alderwoods (Alabama), Inc.
Alderwoods (Commissioner), Inc.
Alderwoods (Delaware), Inc.
Alderwoods (Mississippi), Inc.
Alderwoods (Texas), L.P.
American Burial and Cremation Centers, Inc.
H.P. Brandt Funeral Home, Inc.


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Lienkaemper Chapels, Inc.
Neweol (Delaware), L.L.C.
Osiris Holding Corporation

DISTRICT OF COLUMBIA

Alderwoods (District of Columbia), Inc.

FLORIDA

Coral Ridge Funeral Home and Cemetery, Inc.
Funeral Services Acquisition Group, Inc.
Garden Sanctuary Acquisition, Inc.
Kadek Enterprises of Florida, Inc.
Levitt Weinstein Memorial Chapels, Inc.
MHI Group, Inc.
Naples Memorial Gardens, Inc.
Osiris Holding of Florida, Inc.
Security Trust Plans, Inc.

GEORGIA

Advanced Planning of Georgia, Inc.
Alderwoods (Georgia), Inc.
Alderwoods (Georgia) Holdings, Inc.
Green Lawn Cemetery Corporation
Poteet Holdings, Inc.
Southeastern Funeral Homes, Inc.

HAWAII

Alderwoods (Hawaii), Inc.

IDAHO

Alderwoods (Idaho), Inc.

ILLINOIS

Alderwoods (Chicago Central), Inc.
Alderwoods (Chicago North), Inc.
Alderwoods (Chicago South), Inc.
Alderwoods (Illinois), Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation
Elmwood Acquisition Corporation
Mount Auburn Memorial Park, Inc.
Pineview Memorial Park, Inc.


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Ridgewood Cemetery Company, Inc.
Ruzich Funeral Home, Inc.
The Oak Woods Cemetery Association
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc.

INDIANA

Advance Planning of America, Inc.
Alderwoods (Indiana), Inc.
Ruzich Funeral Home, Inc.

IOWA

Alderwoods (Iowa), Inc.

KANSAS

Alderwoods (Kansas), Inc.

KENTUCKY

Alderwoods (Partner), Inc.

LOUISIANA

Alderwoods (Louisiana), Inc.

MARYLAND

Alderwoods (Maryland), Inc.

MASSACHUSETTS

Alderwoods (Massachusetts), Inc.
Doba-Haby Insurance Agency, Inc.

MICHIGAN

Alderwoods (Michigan), Inc.

MINNESOTA

Alderwoods (Minnesota), Inc.

MISSISSIPPI

Family Care, Inc.
Riemann Enterprises, Inc.


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Stephens Funeral Fund, Inc.

MISSOURI

Alderwoods (Missouri), Inc.

MONTANA

Alderwoods (Montana), Inc.

NEBRASKA

Alderwoods (Nebraska), Inc.

NEVADA

Alderwoods (Nevada), Inc.

NEW HAMPSHIRE

Robert Douglas Goundrey Funeral Home, Inc.
St. Laurent Funeral Home, Inc.
ZS Acquisition, Inc.

NEW MEXICO

Alderwoods (New Mexico), Inc.
Strong-Thorne Mortuary, Inc.

NEW YORK

Alderwoods (New York), Inc.
Northeast Monument Company, Inc.

NORTH CAROLINA

Alderwoods (North Carolina), Inc.
Carothers Holding Company, Inc.
Lineberry Group, Inc.
Reeves, Inc.
Westminster Gardens, Inc.

NORTH DAKOTA

Alderwoods (North Dakota), Inc.

OHIO

Alderwoods (Ohio) Cemetery Management, Inc.


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Alderwoods (Ohio) Funeral Home, Inc.
Bennett-Emmert-Szakovits Funeral Home, Inc.

OKLAHOMA

Alderwoods (Oklahoma), Inc.

OREGON

Alderwoods (Oregon), Inc.
The Portland Memorial, Inc.
Universal Memorial Centers I, Inc.
Universal Memorial Centers II, Inc.
Universal Memorial Centers III, Inc.

PENNSYLVANIA

Alderwoods (Pennsylvania), Inc.
Bright Undertaking Company
H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Nineteen Thirty-Five Holdings, Inc.
Oak Woods Management Company

RHODE ISLAND

Alderwoods (Rhode Island), Inc.

SOUTH CAROLINA

Alderwoods (South Carolina), Inc.
Graceland Cemetery Development Co.

SOUTH DAKOTA

Alderwoods (South Dakota), Inc.

TENNESSEE

Alderwoods (Tennessee), Inc.
DMA Corporation
Eagle Financial Associates, Inc.

TEXAS

Alderwoods (Texas) Cemetery, Inc.
Dunwood Cemetery Service Company
Earthman Cemetery Holdings, Inc.
Earthman Holdings, Inc.


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Travis Land Company
Waco Memorial Park

VIRGINIA

Alderwoods (Virginia), Inc.

WASHINGTON

Alderwoods (Washington), Inc.
Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation
S & H Properties and Enterprises, Inc.
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA

Alderwoods (West Virginia), Inc.

WISCONSIN

Alderwoods (Wisconsin), Inc.
Northern Land Company, Inc.

WYOMING

Alderwoods (Wyoming), Inc.